Exhibit 10.1

SECURED CONVERTIBLE PROMISSORY NOTE

(this “Note”)

Up to $2,500,000	April 3, 2017

FOR VALUE RECEIVED, the undersigned Provectus Biopharmaceuticals, Inc., a Delaware corporation (the “Borrower”), hereby promises to pay to the order of Cal Enterprises LLC, a Nevada limited liability company (the “Lender”), at the Lender’s office located at 1930 Village Center Circle, #3-206, Las Vegas, Nevada 89144 or at such other place as the Lender may designate to the Borrower in writing from time to time, the principal sum set forth in Paragraph A below, or, if less, so much thereof as is outstanding hereunder, in lawful money of the United States of America and in immediately available funds, and to pay interest on said principal sum or the unpaid balance thereof, in like money at said office. Capitalized terms used in this Note but not immediately defined shall have the meanings set forth in Paragraph N below.

A. Principal. This Note is one of a series of notes, all of equal par herewith, arranged by the PRH Group up to a maximum principal amount of up to Twenty Million and no/100 Dollars ($20,000,000) (the “PRH Financing”). This Note shall be the first tranche of the PRH Financing under the Term Sheet. This Note shall have a maximum principal amount of up to Two Million Five Hundred Thousand and no/100 Dollars ($2,500,000.00), which shall be disbursed to Borrower as follows:

(i) Upon (a) delivery of the First Tranche Funding Certificate of Borrower attached hereto as Exhibit A by the Borrower to the Lender, and (b) acceptance of the First Tranche Funding Certificate by the Lender, which shall be in the sole discretion of the Lender, the Lender shall pay into Escrow the principal sum of Two Million Five Hundred Thousand and no/100 Dollars ($2,500,000.00) (the “First Tranche”). At any time following the deposit of the First Tranche into Escrow, Borrower may request the funding of any portion of the First Tranche by delivering to the Lender an irrevocable borrowing request (“Borrowing Request”), which Borrowing Request is in the form attached hereto as Exhibit B, and which must be received by the Lender prior to 12:00 p.m. Eastern Time five (5) Business Days prior to the requested borrowing date (“Borrowing Date”); provided, that if the Borrowing Request is the first draw down on the First Tranche, the Borrower shall also deliver to Borrower a First Draw Certificate attached hereto as Exhibit C.

(ii) Upon receipt of any Borrowing Request, to the extent the Lender has the funds available to pay the requested borrowing, the Lender shall pay to the order of the Borrower the entire requested borrowing under such Borrowing Request by making available such requested borrowing to Borrower prior to 3:00 p.m. Eastern Time on the Borrowing Date in funds immediately available; provided, that the funding of such requested borrowing shall be subject to the sole approval of the Lender, which shall not be unreasonably withheld.

(iii) All amounts of interest that accrue to any amounts held in Escrow shall inure to the benefit of the Lender.

B. Interest

Interest on this Note shall accrue on the outstanding principal amount hereof at a rate equal to eight percent (8%) per annum, calculated on the basis of a 365-day year (the “Interest Rate”).

C. Payment Terms; Prepayment. Except as set forth in Paragraph E(ii) below, Payments on this Note shall be applied in the following order: first to accrued but unpaid interest and second to principal. If any payment on this Note becomes due and payable on a day other than a Business Day, the payment date thereof shall be extended to the next succeeding Business Day. Principal and interest under this Note may be pre-paid in whole or in part at any time without premium or other prepayment charge.

D. Attorney Fees. The Borrower also agrees to pay the Lender for its reasonable legal and other expenses, including reasonable attorneys’ fees, incurred in connection with the transactions contemplated under this Note within five (5) Business Days of the First Tranche being funded to the Borrower; provided, that Borrower has received final invoices from the providers of such services.

E. Events of Default; Remedies.

(i) The Borrower shall be deemed to be in default under this Note if: (a) the Borrower fails to pay, when due, any payment of principal or interest under this Note, which continues for a period of ten (10) days after the due date of such payment, (b) any action commenced by or against the Borrower under the Federal Bankruptcy Code, or other statute for the relief of creditors, which is not dismissed within sixty (60) days except for the PRH Group as contemplated in the Term Sheet, (c) a Change of Control in the Borrower, or (d) liquidation of the Borrower.

(ii) Upon an event of default, the Lender, at his option, may (a) allow this Note to remain outstanding and continue to accrue interest at the Interest Rate or (b) declare the outstanding principal balance of and all accrued but unpaid interest on this Note to be immediately due and payable. Further, if the event of default is as a result of a Change of Control, in addition to the right to declare the outstanding principal balance of and all accrued but unpaid interest on this Note to be immediately due and payable, the Lender shall (1) be entitled to be paid all financing received by the Borrower under this Note from and after the date of such Change of Control, whether such financing is by the issuance of equity, debt or a combination of both, before such financing is used for any other purpose (“Change of Control Payments”) and (2) be entitled to receive a penalty payment from the Borrower equal to ten times (10x) the outstanding principal amount under this Note as of the date of such Change of Control (the “Change of Control Penalty”). Any amounts received by the Lender as Change of Control Payments shall be applied in the following order: first to the Change of Control Penalty, second to accrued but unpaid interest and third to principal.

F. Use of Proceeds. Any amount disbursed under this Note may be used to fund the completion of the Borrower’s clinical development program as currently conducted and as modified in the future by the Board of Directors with the Lender’s approval and for general corporate and administrative expenses approved by the Lender, which approval, in each case, will not be unreasonably withheld.

G. Conversion.

(i) Voluntary Conversion. The Lender may elect to convert all of the outstanding principal and accrued but unpaid interest of this Note at any time into Series D Shares. If the Lender elects to effect a conversion of this Note into Series D Shares, the Lender shall: (a) deliver a copy of the fully executed notice of conversion in the form attached hereto as Exhibit D (a “Notice of Conversion”) to the Borrower and (b) surrender or cause to be surrendered this Note with delivery of the Notice of Conversion. On the Voluntary Conversion Date, the Borrower shall issue and deliver to the Lender confirmation of the number of Series D Shares that have been issued to the Lender upon conversion of this Note, which number of Series D Shares shall be calculated by dividing the Conversion Amount on the Voluntary Conversion Date by the Conversion Price. The Lender shall be treated for all purposes as the record holder of such Series D Shares at 12:01 am Eastern Time on the Voluntary Conversion Date and such Series D Shares shall be issued and outstanding as of such date. The Note will be deemed terminated on the Voluntary Conversion Date, and no interest will be deemed to accrue on or after the close of business on the Voluntary Conversion Date.

(ii) Automatic Conversion. In the event that any amount of principal and accrued but unpaid interest remains outstanding on the Automatic Conversion Date, then such amount of the outstanding principal due under this Note plus all accrued but unpaid interest shall automatically convert into such number of Series D Shares equal to (a) the Conversion Amount on the Automatic Conversion Date divided by (b) the Conversion Price effective as of 12:01 am Eastern Time on the Automatic Conversion Date. If this Note is to be automatically converted, prompt written notice shall be delivered to the Lender at the address last shown on the records of the Borrower, notifying the Lender of the conversion to be effected. Upon such conversion of this Note, the Lender hereby agrees to surrender or cause to be surrendered this Note, duly endorsed, as soon as practicable thereafter. The Note will be deemed terminated on the Automatic Conversion Date, and no interest will be deemed to accrue on or after the Automatic Conversion Date.

(iii) No Fractional Shares. No fractional Series D Shares are to be issued upon the conversion of this Note, but instead of any fraction of a Series D Share which would otherwise be issuable, the fraction of such Series D Share shall be rounded up to the nearest whole share.

(iv) Insufficient Series D Shares. Notwithstanding the foregoing, if this Note is converted, whether voluntarily or automatically under the terms hereof, and the number of authorized but unissued Series D Shares are insufficient to permit the conversion of the Conversion Amount in full, Borrower will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Series D Shares to such number of shares as shall be sufficient for such purposes. Until Borrower is able to effectuate such corporate action, Series D Shares shall be issued to the Lender in an amount equal to the amount of authorized but unissued Series D Shares available for issuance, and the portion of the Conversion Amount that remains unissued shall continue to be outstanding principal and accrued but unpaid interest of the Note.

H. Maturity Date.

This Note, including interest and principal, shall be due and payable in full (i) on such date upon which the Borrower defaults under this Note (beyond the applicable notice and cure periods), (ii) upon a Change of Control of the Borrower, or (iii) the twenty-four (24) month anniversary of the funding of the Final Tranche, the earliest of such dates being the “Maturity Date”.

I. Security Interest.

(i) As collateral security for the full and timely payment of the principal, interest and other amounts owing under this Note and the performance of the Borrower under this Note, Borrower hereby assigns, conveys, delivers and grants to the Lender a general and continuing first priority security interest in the Intellectual Property of the Borrower (including any Subsidiary) now existing and all Records of the Borrower and the proceeds of any of the foregoing (the “Security Interest”), which Security Interest shall be pari passu with all other notes arranged by the PRH Group.

(ii) The Security Interest granted hereunder shall automatically terminate, without any action of the Borrower or the Lender, upon the occurrence of any of the following events:

(a)	a voluntary conversion of the Note under Paragraph G;

(b)	an automatic conversion of the Note under Paragraph G; and

(c)	the failure of the Lender (i) to fund the entire First Tranche into Escrow following the Borrower’s delivery of the First Tranche Funding Certificate.

J. Cumulative Remedies; No Waiver. The Lender’s rights and remedies under this Note are cumulative and in addition to all rights and remedies provided by applicable law from time to time. The exercise or direction to exercise by the Lender of any right or remedy shall not constitute a cure or waiver of any default, nor invalidate any notice of default or any act done pursuant to any such notice, nor prejudice the Lender in the exercise of any other rights or remedy. No waiver of any default shall be implied from any omission by the Lender to take action on account of such default if such default persists or is repeated. No waiver of any default shall affect any default other than the default expressly waived, and any such waiver shall be operative only for the time and to the extent stated. No waiver of any provision of this Note shall be construed as a waiver of any subsequent breach of the same provision. The consent of the Lender to any act by the Borrower requiring further consent or approval shall not be deemed to waive or render unnecessary the Lender’s consent to or approval of any subsequent act. The Lender’s acceptance of the late performance of any obligation shall not constitute a waiver by the Lender of the right to require prompt performance of all further obligations. The Lender’s acceptance of any performance following the sending or filing of any notice of default shall not constitute a waiver of the Lender’s right to proceed with the exercise of remedies for any unfulfilled obligations, and the Lender’s acceptance of any partial performance shall not constitute a waiver by the Lender of any rights relating to the unfulfilled portion of the applicable obligation.

K. No Usury. Nothing herein contained, nor any transaction related hereto, shall be construed or so operate as to require the Borrower to pay interest in an amount or at a rate greater than the maximum allowed by applicable law. Should any interest or other charged paid by the Borrower result in computation or earning of interest in excess of the maximum legal rate of interest permitted under the law in effect while said interest is being earned, then any and all of that excess shall be and is waived by the Lender, and all that excess shall be automatically credited against and in reduction of the principal balance, and any portion of the excess that exceeds the principal balance shall be paid by the Lender to the Borrower so that under no circumstances shall the Borrower be required to pay interest in excess of the maximum rate allowed by applicable law.

L. Jurisdiction; Waiver of Jury Trial.

(i) THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF TENNESSEE EXCEPT TO THE EXTENT SUPERSEDED BY FEDERAL LAW. THE BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN KNOX COUNTY, TENNESSEE AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATING TO THIS NOTE, OR ANY TRANSACTION RELATING TO OR ARISING FROM THIS NOTE, OR ENFORCEMENT AND/OR INTERPRETATION OF ANY OF THE FOREGOING. NOTHING HEREIN SHALL LIMIT THE LENDER’S RIGHT TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COMPETENT COURTS OF ANY OTHER JURISDICTION.

(ii) THE BORROWER AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER WRITTEN OR VERBAL) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BORROWER AND THE LENDER FOR ENTERING INTO THIS AGREEMENT.

M. Miscellaneous.

(i) TIME IS OF THE ESSENCE WITH RESPECT TO THIS NOTE.

(ii) This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

(iii) The Borrower hereby waives presentment for payment, demand, notice, protest, notice of protest and notice of dishonor.

N. Definitions. The following terms used in this Note shall have the following meanings:

“Affiliate” means, with respect to any Person that directly or indirectly, through one or more intermediaries, Controls, or is controlled by, or is under common control with, such Person.

“Automatic Conversion Date” means the 18-month anniversary of the funding of the Final Tranche; provided, that the Automatic Conversion Date (i) shall be extended if, at the time of such 18-month anniversary date, a lawsuit is pending or threatened against the Borrower with respect to this Note, and shall be extended until the resolution of such lawsuit, (ii) shall be extended if the Borrower’s proxy contest with the Culpepper Group is ongoing on such 18-month anniversary date until the date such proxy contest is finalized in favor of the Borrower, and (iii) shall never be deemed to occur if the Borrower ever loses the proxy contest to the Culpepper Group or any other group of investors led by Peter Culpepper or an Affiliate of the Culpepper Group or Peter Culpepper.

“Board of Directors” means the Board of Directors of the Borrower.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions are not authorized or obligated by law, regulation or executive order to close in Knoxville, Tennessee.

“Change of Control” means, unless otherwise approved in writing by the PRH Group, the occurrence after the date hereof of any of (a) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d 5(b)(1) promulgated under the 1934 Act) of effective control (whether through legal or beneficial ownership of capital stock of the Borrower, by contract or otherwise) of in excess of 33% of the voting securities of the Borrower (other than by means of conversion or exercise of Series D Shares and any other securities issued together with such Series D Shares), (b) the Borrower merges into or consolidates with any other Person, or any Person merges into or consolidates with the Borrower and, after giving effect to such transaction, the stockholders of the Borrower immediately prior to such transaction own less than 66% of the aggregate voting power of the Borrower or the successor entity of such transaction, (c) the Borrower sells or transfers all or substantially all of its assets to another Person and the stockholders of the Borrower immediately prior to such transaction own less than 66% of the aggregate voting power of the acquiring entity immediately after the transaction, (d) a replacement at one time or within a one year period of more than one half of the members of the Board of Directors on the date hereof except for directors appointed or approved by PRH Group, or (e) the execution by the Borrower of an agreement to which the Borrower is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (d) above.

“Controls” (including the terms “controlling”, “controlled by”, and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Conversion Amount” means (a) the entire principal amount of this Note, plus (b) all accrued and unpaid interest.

“Conversion Price” means $0.2862.

“Culpepper Group” means that certain group composed of Peter Culpepper and such other director nominees listed in that certain definitive Schedule 14A proxy statement filed with the Securities and Exchange Commission on January 27, 2017 and as may be subsequently amended or reconstituted.

“Escrow” means one or more accounts agreed upon by the Borrower and the Lender to hold the amounts to be funded to the Borrower pursuant to the terms of this Note.

“Final Tranche” shall mean the earlier of: (i) the date of the funding of a Borrowing Request that results in $20,000,000 in principal outstanding with respect to the PRH Financing or (ii) the date on which the Lender informs the Borrower that it shall not disburse any additional funds to the Borrower hereunder; provided, however, that the Lender shall have funded to the Borrower at least $10,000,000 under this Note.

“Intellectual Property” means all of Borrower’s United States federal and state rights, title and interest, if any, in and to (1) the applications and registrations listed on Exhibit E attached hereto and (2) to the extent not already included on Exhibit E, all existing inventions, designs, patent applications and patents; trademarks, service marks, trade dresses, and any applications and registrations for the foregoing; copyrights and copyright applications and registrations; trade secrets; licenses to third-party intellectual property that lawfully may be assigned by Borrower; and other intellectual property rights in the United States (whether or not registered) owned by Borrower.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“PRH Group” means that group of investors led by Dominic Rodrigues, Bruce Horowitz and Ed Pershing pursuant to the terms of the Term Sheet.

“Records” means, to the extent related to the Intellectual Property of the Borrower, all books, correspondence, files, records, invoices and other papers and documents in Borrower’s possession or custody, including without limitation to the extent so related, all tapes, cards, computer runs, computer programs, and other papers and documents in possession or control of Borrower or any computer bureau from time to time acting for Borrower, whether in physical or electronic formats.

“Series D Shares” means shares of Series D Convertible Preferred Stock, par value $0.001 per share, of the Borrower.

“Subsidiary” means, with respect to any Person, any other Person of which at least a majority of the securities or ownership interests having by their terms voting power to elect a majority of the directors, managers or other persons performing similar functions is directly or indirectly owned or controlled by such Person or by one or more of its respective Subsidiaries.

“Term Sheet” means Amended and Restated Confidential Definitive Financing Commitment Term Sheet dated effective March 19, 2017 (the “Term Sheet”) by and between the Borrower, Dominic Rodrigues and Bruce Horowitz.

“Voluntary Conversion Date” means the date which is three (3) Business Days following the date the Notice of Conversion is delivered to the Borrower.

[Signatures contained on next page.]

PROVECTUS BIOPHARMACEUTICALS, INC.

Name:	Timothy C. Scott
Title:	President

STATE OF TENNESSEE	)
) ss.
COUNTY OF KNOX	)

Before me, the undersigned authority, on this day personally appeared Timothy C. Scott, President of Provectus Biopharmaceuticals, Inc., and such person is known to me to be the person whose name is subscribed to the foregoing instrument, and upon his oath acknowledged to me that he executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

Given under my hand and seal of office this      day of March, 2017.

Notary Public

(SEAL)

My commission expires:

Exhibit A

First Tranche Funding Certificate

(See Attached)

FIRST TRANCHE FUNDING CERTIFICATE

OF

PROVECTUS BIOPHARMACEUTICALS, INC.

March [●], 2017

The undersigned, in his capacity as the President of Provectus Biopharmaceuticals, Inc., a Delaware corporation (the “Borrower”), hereby delivers this First Tranche Funding Certificate on behalf of the Borrower pursuant to that Secured Convertible Promissory Note dated as of the date hereof (the “Note”) made by the Borrower payable to Cal Enterprises LLC, a Nevada limited liability company (the “Lender”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Note.

The undersigned certifies on behalf of the Borrower, and not in any individual capacity (and without personal liability), that, as of the date hereof:

1.	Eric Wachter has funded the balance of his $2,500,000 loan to the Borrower.

2.	The Borrower has provided to the Lender all requested information regarding the financial requirements of the Borrower’s clinical development program and operating capital needs.

3.	The Borrower has provided to the Lender all requested information regarding the Borrower’s ownership of the Intellectual Property of the Borrower free and clear of all liens, claims and encumbrances.

4.	The Borrower has provided to the Lender the Note and such other documents required by the Lender and to the Lender’s legal counsel with respect to the loan evidenced by the Note.

5.	There have been no changes to the management of the Borrower or the Borrower’s Board since the date of the Term Sheet.

6.	Effective March 17, 2017, the Borrower cancelled and terminated its public rights offering, and, to the Borrower’s actual knowledge, all monies deposited with Broadridge, Maxim and/or or any other securities firm have been returned to the investors.

7.	The Borrower covenants that it will provide to the Lender any additional documentation reasonably requested by the Lender to further evidence that the Borrower has terminated its relationship with Maxim Group relationship effective March 31, 2017 with no 30-day extension.

8.

(i) Alfred E. Smith, IV, Timothy C. Scott and Kelly McMasters have tendered their resignations as directors effective immediately following the filing of the Borrower’s Annual Report on Form 10-K with the Securities and Exchange Commission (the “SEC”) so long as the First Tranche has been funded into Escrow on such date, and (ii) the Board has adopted resolutions effective immediately following the filing of the Borrower’s Annual Report on Form 10-K with the SEC so long as the First Tranche has been funded into Escrow on such

1

date: (a) nominating and appointing Bruce Horowitz and Dominic Rodrigues as directors to replace the vacancies created by the resignations of Al Smith, Tim Scott and Kelly McMasters, (b) reducing the size of the Board to four (4) directors until such time as the Lender’s third director has been appointed and (c) appointing Dominic Rodrigues as the chairman of the Board.

9.	Each of Eric Wachter, Timothy C. Scott and John Glass hereby certify that they will remain continuously employed by the Borrower until the funding and disbursement of the First Tranche to the Borrower unless otherwise determined by the Board.

10.	The Borrower has publicly announced via press release a summary of the terms of the Term Sheet.

11.	Since the date of the Term Sheet, the Borrower has not (i) entered into any new personnel contracts or extended any existing material contracts; (ii) recapitalized the equity securities of the Borrower; (iii) reclassified or amended any existing securities of the Borrower; (iv) encumbered or created any form of indebtedness except as contemplated by Section 1 above and the Note; (v) created any form of lien or other security interest on any of the Borrower’s Intellectual Property except as described in the Note; (vi) entered into any contingent financing arrangement with other financing sources or (vii) hired any officers, employees, consultants or advisors.

12.	The Borrower has arranged to continue to include Alfred E. Smith, IV, Timothy C. Scott, and Kelly McMasters under the Borrower’s long-term D&O liability insurance coverage following their respective resignations from the Board.

13.	The Borrower has arranged to place all the new directors of the Borrower appointed to the Board pursuant to the terms of the Term Sheet and the Note under any and all current and planned D&O insurance policies of the Borrower.

14.	The Board has adopted and approved director indemnification agreements approved by the Lender to be entered into by Bruce Horowitz, Dominic Rodrigues and Edward Pershing upon their respective appointments to the Board.

15.	Except as has been publicly disclosed in the Borrower’s filings with the SEC, there are no (a) lawsuits pending or, to the actual knowledge of the Borrower, threatened against the Borrower, except (i) for any action that may result from the Borrower’s actions against Dr. H. Craig Dees and Mr. Peter Culpepper in response to the Borrower’s actions against such individuals as described in the Term Sheet and the Borrower’s filing with the SEC and (ii) for the lawsuit filed by Porter, LeVay & Rose, Inc., (b) administrative or government investigations into the Borrower except for the SEC investigation currently being conducted and (c) actual or, to the actual knowledge of the Borrower, threatened conflicts with, or violation of, any statute, rule, regulation or standard applicable to the Borrower, its present or future operations, or the Borrower’s products and/or services. The Borrower covenants to notify the Lender in writing of any of the actions listed in items (a) through (c) above filed or threatened against the Borrower within 48 hours of the Borrower’s receipt of notice of such an action.

2

*     *     *     *     *

[Signature page follows]

3

IN WITNESS WHEREOF, the undersigned has executed this First Tranche Funding Certificate as of the date first written above.

PROVECTUS BIOPHARMACEUTICALS, INC.

By:
Name:	Timothy C. Scott
Title:	President

PROVECTUS PHARMATECH, INC.

By:
Name:
Title:

PROVECTUS BIOTECH, INC.

By:
Name:
Title:

PURE-IFIC CORP.

By:
Name:
Title:

4

The undersigned individuals join this Certificate, and hereby certify, with respect to the certification made to the Lender in Section 9 above only in their individual capacities.

By:
Name:	Eric A. Wachter

By:
Name:	Timothy C. Scott

By:
Name:	John R. Glass

5

Exhibit B

Form of Borrowing Request

(See Attached)

Exhibit B

BORROWING REQUEST

[DATE]

Cal Enterprises LLC

Telephone:

Email:

Re:	Borrowing under that certain Secured Convertible Promissory Note dated March [●], 2017 issued by Provectus Biopharmaceuticals, Inc., a Delaware corporation (the “Borrower”), in favor of the Lender in an original principal sum of up to $2,500,000 (“Promissory Note”). Capitalized terms used herein but not defined have the meaning given to them in the Promissory Note.

To Whom it May Concern:

Please advance $         to the Borrower on the Borrowing Date, which the Borrower requests be                      (a business day).

Very truly yours,

PROVECTUS BIOPHARMACEUTICALS, INC.

By:
Name:
Title:

Exhibit C

First Draw Certificate

(See Attached)

Exhibit C

FIRST DRAW CERTIFICATE

OF

PROVECTUS BIOPHARMACEUTICALS, INC.

[●], 2017

The undersigned, in his capacity as the President of Provectus Biopharmaceuticals, Inc., a Delaware corporation (the “Borrower”), hereby delivers this First Draw Certificate on behalf of the Borrower pursuant to Secured Convertible Promissory Note dated March [●], 2017 (the “Note”) made by the Borrower payable to the Lender. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Note.

The undersigned certifies on behalf of the Borrower, and not in any individual capacity (and without personal liability), that, as of the date hereof:

1.	Contingent upon the Lender’s funding of the First Tranche, Eric Wachter has irrevocably instructed the Borrower to convert his entire financing of $2,500,000 pursuant to that Convertible Promissory Note dated February 21, 2017 into a promissory note having the same terms as the Note.

2.	Since March [●], 2017, there have been no material adverse changes in the financial condition, operations or prospects of the Borrower.

3.	The Borrower has provided such information and documents as reasonably requested by the Lender with respect to its due diligence examination of the Borrower.

4.	Enclosed herewith is evidence demonstrating that, as of the date set forth therein, there are no perfected security interests in the Borrower’s assets other than perfected security interests held by the Lender.

5.	Eric Wachter, Tim Scott, and John Glass have agreed to stay employed by the Borrower in their current capacities.

6.	The Board has taken all actions necessary (a) to allow for the changes of the directors of the Board contemplated by the Term Sheet, (b) to designate a new series of preferred stock as the Series D Convertible Preferred Stock and (c) to adopt the rights and preferences of the Series D Convertible Preferred Stock as described in the Term Sheet; [provided, however, that with respect to clauses (b) and (c), the Borrower will not file a Certificate of Designation with respect to the Series D Convertible Preferred Stock until such time as the Borrower’s shareholders have approved an amendment to the Certificate of Incorporation of the Borrower to increase the number of authorized shares of preferred stock that the Borrower is authorized to issue].

7.	The Board has set May 23, 2017 as the date of the 2017 annual meeting of stockholders of the Borrower.

8.	[The Borrower has filed a proxy statement with the SEC regarding its 2017 annual meeting of stockholders (the “Borrower Proxy Statement”), and such proxy statement discusses the proxy statement filed by Peter Culpepper and his associates (the “Culpepper Proxy Statement”). The Board has recommended in the Borrower Proxy Statement that shareholders reject the Culpepper Proxy Statement and the proposed slate of directors set forth in the Culpepper Proxy Statement.]

9.	The Borrower has provided to the Lender evidence of the recording of a UCC-1 Financing Statement and such other required public filings necessary to perfect the security interest of the Lender in the Borrower’s Intellectual Property and the Records pertaining thereto as security for the Loan.

*     *     *     *     *

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this First Draw Certificate as of the date first written above.

PROVECTUS BIOPHARMACEUTICALS, INC.

By:
Name:
Title:

Exhibit D

Form of Notice of Conversion

(See Attached)

Exhibit D

NOTICE OF CONVERSION

The undersigned hereby irrevocably elects to convert (the “Conversion”) $         principal amount of the Convertible Note plus $         accrued and unpaid interest on such principal amount into Series D Shares of Provectus Biopharmaceuticals, Inc. (the “Company”) according to the conditions of the Secured Convertible Promissory Note dated March [●], 2017, as of the date written below. No fee will be charged to the Lender for the conversion.

The undersigned represents and warrants that it understands that all offers and sales by the undersigned of the Series D Shares issuable to the undersigned upon Conversion of this Secured Convertible Promissory Note shall be made pursuant to registration of such securities under the Securities Act of 1933, as amended (the “Act”), or pursuant to an exemption from registration under the Act.

Date of Conversion:

Applicable Conversion Price:

Number of Conversion Securities

to be Issued:

Signature:
Name:
Address:

ACKNOWLEDGED AND AGREED:

PROVECTUS BIOPHARMACEUTICALS, INC.

BY:
NAME:
TITLE:
DATE:

Exhibit E

Intellectual Property

(See Attached)

Exhibit E

INTELLECTUAL PROPERTY

U.S. Patent Registrations

U.S. PATENT NO.
6,331,286
6,451,597
6,468,777
6,493,570
6,495,360
6,541,223
6,986,740
6,991,776
7,201,914
7,338,652
7,402,299
8,470,296
8,530,675
8,974,363
9,107,887
9,273,022
9,422,260

U.S. Patent Applications

U.S. APPLICATION NO.
14/748,579
14/748,608
14/748,634
14/974,357

U.S. Trademark Registrations

MARK	U.S. REGISTRATION NO.
PROVECTUS	3,919,981
PROVECTUS and Design	3,919,982
PH-10	4,974,860
PV-10	5,096,447 [1]

U.S. Trademark Applications

MARK	U.S. APPLICATION NO.
TINCTURA DATUM EST	87/021,563
WHEN PATIENTS WIN, WE ALL WIN	86/739,133

1	There is a misfiled security agreement recorded for U.S. Reg. No. 5,096,447 intended to be recorded for U.S. Application Serial No. 85/096,447.